Supplemental financial information	12 Months Ended
Dec. 31, 2012
Supplemental Financial Information [Abstract]
Supplemental financial information
Supplemental financial information
Other income (expense) net

	2012	2011	2010
Interest income	$8	$11	$13
Net gains on investments	18	6	11
Tax interest (expense)	32	1	(2)
Other (a)	(11)	(13)	15
Total	$47	$5	$37
(a) Includes lease income of approximately $15 million per year, primarily from the purchaser of a former business. As of December 31, 2012, the aggregate amount of non-cancellable future lease payments to be received from these leases is $66 million. These leases contain renewal options. Other also includes miscellaneous non-operational items such as realized gains and losses associated with former equity investments; gains and losses related to former businesses, including settlements in 2012 and 2011; gains and losses from currency exchange rate changes; and gains and losses from our derivative financial instruments, primarily forward foreign currency exchange contracts.

Property, plant and equipment at cost

	Depreciable Lives (Years)	December 31,
		2012	2011
Land	—	$189	$188
Buildings and improvements	5-40	3,006	2,998
Machinery and equipment	3-10	3,696	3,947
Total		$6,891	$7,133

Authorizations for property, plant and equipment expenditures in future years were $234 million at December 31, 2012.

Accrued expenses and other liabilities

	December 31,
	2012	2011
Customer incentive programs and allowances	$213	$190
Severance and related expenses	217	140
Property and other non-income taxes	127	98
Other	324	367
Total	$881	$795

Accumulated other comprehensive income (loss), net of taxes

	December 31,
	2012	2011
Unrealized losses on available-for-sale investments	$—	$(3)
Postretirement benefit plans:
Net actuarial loss	(701)	(780)
Net prior service credit	7	9
Cash flow hedge derivative	(5)	(2)
Total	$(699)	$(776)